WORLDCOM
                                [WorldCom logo]

                                 [WorldCom logo]

                                Bernard J. Ebbers

                                 President & CEO

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                           Forward Looking Statements

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to the effects of vigorous competition; the impact of technological change on our business, new entrants and alternative technologies, and dependence on availability of transmission facilities; uncertainties associated with the success of acquisitions; risks of international business; regulatory risks in the United States and internationally; contingent liabilities; risks associated with Euro conversion efforts; uncertainties regarding the collectibility of receivables; risks associated with debt service requirements and interest rate fluctuations; and our financial leverage. More detailed information about those factors is contained in WorldCom's filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                                                 [WorldCom logo]


Let me start off by reminding everyone that this presentation may contain forward looking statements about our expected results. Actual results may differ materially. Please see our filings with the SEC for detailed discussions of our business risks.

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                                 [WorldCom logo]


Thank you Simon.
For those of you who attended my presentation two weeks ago, you might find this presentation a bit repetitive... Even in this fast moving, ever changing industry, two weeks doesn't give a lot of time for earthshaking developments. But it does give enough time to keep working every day on execution... And that's just what we've been doing. So I've added a few key tidbits of information on our progress, to see whose paying attention...

Execution is Key

o        Separation Strategy
          -    Separate   Company  into   Businesses   with  Similar   Financial
               Characteristics

o        MCI Rightsizing Strategy
          - Exit Unprofitable Businesses and Establish Cost Structure to Ensure Cash Flows

o        WorldCom Major Strategy
          - Add High Growth/High Margin Services to WorldCom's Leading Data and Internet Services


                                                                 [WorldCom logo]


We have spent a lot of time planning for the new market realities. Now we are getting down to executing the plans. And strong execution of well developed strategies will win out over hype every time. As you know, we intend to separate WorldCom into two tracking stocks enabling us to align correct strategies with businesses that have very different financial characteristics...

o       A cash flow  oriented  consumer  and  wholesale  company...

o       and a growth oriented digital company.

As we make our transition on the MCI side we are exiting unprofitable business segments like wholesale voice and agent channels. And we are rightsizing our infrastructure to support lower levels of higher profit business.

And on the growth side of the business, we are focusing on adding high value, high margin businesses to our industry-leading internet and data services.

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2001 Off to a Good Start


o        1Q WorldCom Group Revenue on Track

          -    No Economy Impact To Date
          -    Business and Consumer Voice Rate Steady Since October
          -    Best Visibility in a Quarter Since 1999

o        CapEx Requirements Declining

o        Progress on SG&A
          -    Aligning Resources with Trackers

o        All Add Up to Better Cash Flow

o                                                                [WorldCom logo]


I'm pleased to report that we're doing pretty well on the execution side...

Through the first two months of the quarter, our revenue on the WorldCom Group business looks on track.

We haven't seen an economic impact at this point. That's not to say that we won't be effected in the future, but so far our business seems healthy.

And steady business and consumer voice pricing is going a long way toward improving the health of the business, giving us the best visibility we've had for a quarter in two years.

We currently expect our capital expenditures to come in at the low end of our $8 to $8.5 billion range for 2001, due to improving capital and operational efficiencies.

We are also making progress on aligning our resources with the two trackers which should help us on the expense side.

And all of this should help us deliver improving cash flow.


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                                 WorldCom, Inc.

                      [two down arrows pointing to groups]


         MCI Group                         WorldCom Group

         Consumer                          Consumer Data
     Dial-Up Internet                    Dedicated Internet
         Wholesale                         International
          Paging                           Hosting/VPNs
   Alternate Channels                     Business Voice

       Focus:  Cash                        Focus:  Growth


                                                                 [WorldCom logo]


For anyone who isn't familiar with our tracking stock plans, here's how we've divided our businesses.

MCI

On the MCI side, we'll manage a collection of more mature businesses in a way that we can return as much cash as possible to the owners and debt holders.

Consumer, dial-up Internet, wholesale, paging, and alternate channels. [agent business, pre-paid cards, and so on.]

I want to make it very clear that we will, and are managing this group for cash. We will exit unprofitable businesses and make other decisions without regard to revenue impact.

WorldCom

And on the WorldCom side... Data, dedicated Internet, international, hosting VPNs and business voice.

The key is a very clean separation of more mature, high cash flow businesses from the high growth areas.

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Separation Process

    S-4
Registration    o        Received Second Comment Letter

Shareholder
    Vote        o        Expected Late May Timeframe

                o        Distribute Shares Soon Thereafter

Regulatory
  Review        o        No Review Required


                                                                 [WorldCom logo]


A quick update on the timing of the tracking stock transaction.

We received our second comment letter about a week and-a-half ago and should be back on file by weeks end. At this point we are expecting that we will be able to hold our shareholder vote simultaneously with our annual shareholder meeting at the end of May and close the transaction soon after.

I'm very pleased with the progress we've made both from a process standpoint on bringing the transaction to a close...

 ...And on the operational progress we've made.

By the way, because of the overlapping time-tables, we are working the Intermedia SEC process in parallel with the tracker. So at this point, we'd expect both transactions to close in roughly the same timeframe... Late May or early June.


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WorldCom Group
4Q 2000 Revenue Mix


                   LD
                 Voice                        Data
                  29%                          33%


            International                   Internet
                  26%                         12%



                              [Graphic: Pie Chart]



                       Nearly 3/4 of the Business Grew 28%

                                                                 [WorldCom logo]


We continue to  diversify  our  business way from  long-distance  voice.

In the latest quarter, only 29% of WorldCom Group revenue was voice.


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WorldCom Group
Revenue Mix

4Q99 Revenues                                         4Q00 Revenues

                       LD                                             LD
International        Voice                     International        Voice
     23%              30%                           26%              20%

Internet             Wireless                    Internet          Wireless
  10%                   3%                         12%               6%

  Data                 Local                      Data              Local
   31%                 Voice                       33%              Voice
                         3%                                          3%

      [Graphic: Pie Chart]                         [Graphic: Pie Chart]

                       Focus on Profitable Revenue Growth


                                                                 [WorldCom logo]

And as this slide shows, only 20% is long distance voice, down from 30 percent a year ago.

Data, Internet, international and wireless services have each picked up 2 to 3 percentage points of our mix over the last year helping to further diversify our revenue streams...

All very solid progress over the last year.

And data services which now account for a third of our business are very diversified as well.


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Diversified Data Revenue
4Q00 Data Mix


Express                                         Frame Relay
Private Line                                       & ATM
    18%                                              35%



Non-Express                                        Local
Private Line                                    Private Line
    30%                                              17%


                              [Graphic: Pie Chart]

                                                                 [WorldCom logo]

Revenues are nicely divided between the higher growth packet services which grew at 35 percent year-over-year... and local, express and non-express private lines.

Express PL is where there is the most competition, especially from the new entrants.

Our domestic 48,000 route mile network reaches a lot more cities than competitors' 16,000 mile networks. And our local facilities give us a very strong position in a market where there are typically only one or two competitors.

So you're probably saying, that's great. But the world is moving away from private lines... Well yes... but we still expect to see growth from private lines.



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Private Line Market Forecast
($ Millions)


        1998    1999    2000    2001    2002    2003    2004
LD      8,746   9,853   10,902  11,833  12,740  13,649  14,324
Local   3,084   3,161   3,697   4,191   4,649   5,121   5,524

             [Graphic: Line graph showing Local and Long Distance]


Source: Gartner, "Public Telecommunications Services
North America Market Share and Forecast, 2000" (May 1, 2000)


                                                                 [WorldCom logo]

According to Gartner Group, the private line business is expected to grow from about $14.5 billion in 2000 to about $20 in 2004. (8% CAGR)

It's a good stable platform to add incremental growth from services like ATM and Frame Relay.

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Packet Data Market Forecast
($ Millions)


                 1999     2000     2001    2002     2003     2004     2005
Frame Relay     4146.7   5200.2   6478.9  7584.3   8675.5   9780.4   10785.3
ATM                621    882.2   1289.7  1700.4   2008.4   2221.6    2415.8




               [Graphic: Line graph showing Frame Relay and ATM]


Source:  IDC, Dec 2000


                                                                 [WorldCom logo]

Packet data services have a great deal of growth left in them as well. IDC is expecting them to grow about 13.5 percent annually from 2000 to 2005.


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Internet Market Forecast
($ Millions)



                 2000      2001      2002     2003      2004      2005
Value Added
  Services      6597.00   9829.60  15432.50  23148.70  32260.10  49677.10
Access         22234.40  25646.70  29857.40  34743.40  40375.60  46650.30


         [Graphic: Line Graph showing Value Added Services and Access]


                                                                 [WorldCom logo]

Source:  IDC, Dec 2000

Internet services are where we expect to see the real growth in the business. From about $30 billion in 2000 to nearly $100 billion in 2005... 27% CAGR.

We intend to capture our fair share and more.

And here are just a few of the reasons we feel we'll be able to do so:


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Leverage WorldCom's Competitive Advantages


o        Unmatched Local to Global Reach

o        Global Data and IP Leader
          -    2,500 Points of Presence
          -    Operating on 5 Continents

o        Unsurpassed Network Cost Advantage

o        Thousands of Actual Enterprise Customers


                                                                 [WorldCom logo]

We're the recognized global IP leader with UUNET heritage. We have:

          o     2,500 Points of Presence

          o     Operations   on   5   continents -- not  five  countries,   five
                continents.

In short, we have the world's largest private network to use to take advantage of this opportunity.

And contrary to what others might tell you, no one has a lower cost network.

And finally, we have a huge base of customers to sell services to.

And we can sell those customers incremental services. Like Global IP based virtual private networks and managed hosting services.


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IP VPN Market Forecast
($ Millions)


                                2000    2001    2002    2003    2004    2005

Remote User and Dial              746   2357     4011   5275    5939    6293
Dedicated                         538    952     1642   2462    3244    3662

        [Graphic: Line graph shwoing Remote User and Dial and Dedicated]


                                                                 [WorldCom logo]

Source:  IDC, Dec. 2000

The first of our major's are VPNs. IDC estimates the size of the market at about $1.3 billion in 2000, growing to nearly $10 billion in 2005.

We believe that we are the market share leader in this industry today, though it's quite fragmented. And because of the force we intend to bring to bear, we intend to continue to lead the market.

WorldCom announced its leading VPN product set in January, and we are seeing very good progress. As an example, we recently landed a very large IP-VPN for BMW North America.


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WorldCom IP-VPN Advantage

o        First Globally Managed VPN Solution
o        Highest Quality, Robust and Secure Network Services
o        Industry-leading Performance Guarantees
o        Global Reach: > 2500 Points of Presence
o        Integrate IP VPNs with existing Frame Relay and ATM networks
o        Dial, Mobile and Dedicated Access

                                                                 [WorldCom logo]

The VPN will be the primary communication platform between BMW corporate systems and BMW's 350 dealerships as well as remote employees. It will be used for data sharing and access for things like product ordering and availability, information distribution and file transfer.

Ours is the first globally managed VPN solution, meaning you can get the same features all around the world, taking advantage of our 2,500 global points of presence and industry leading performance.

Because of our strength in packet data services, we can even offer customers migration services that allow them to take advantage of IP VPN, running over private frame relay networks. This gives increased comfort to those companies that might be reluctant to use the public internet for mission critical applications.

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Hosting is Key To Our Customers
and Leverages Our Network


8X                      Hosting
Revenue                 Custom                                     Digex
                        Managed                                 [down arrow]
                        Dedicated/Shared
                                                      [up arrow]
1X                      Co-location                    WorldCom
Revenue

                Digex Boosts Our Position in Managed
                Hosting by 12 to 18 Months

                                                                 [WorldCom logo]


This graphic illustrates the varying types of hosting -- from collocation to Custom hosting. WorldCom is already a leader in co-location - or the ping, pipe, & power - that most ISPs & some Enterprises desire.

But as applications become more complex & critical, many Enterprises will want to outsource the data center to focus on the application development & deployment.

Through a controlling interest in Digex, we can cover this end of the exploding marketplace. It's here that we can tap into the more profitable & growing lines of custom & managed hosting.

We'll focus on both the co-lo markets and the exploding markets for managed & enterprise hosting services. The key is to get to critical mass first, to establish market leadership, and to set the standard for the rest of the market to follow.


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Web Hosting Product Suite
Mass Customized Solutions

o        First Ever Set of 18 Pre-Packaged Web Hosting Solutions

          -    Web Server  Collocation  to Shared to  Managed to Custom  Hosting
               Services

o        10-15 Day In Service Guarantee

o        Deploying in 17 Countries

o        Market Growing from $900M to $6B by 2003

                                                                 [WorldCom logo]


And here's how we are setting a standard. Two weeks ago we unveiled a totally new way to buy managed web hosting services.

We have developed a set of 18 pre-packaged web hosting solutions that make web hosting easy to buy for the vast majority of enterprises.

Working very closely with Digex, we've worked hard to automate and package services to make hosting even easier to purchase and even a better value.

This is truly the first web hosting product for the bulk of the enterprise market... A market that is expected to grow from about $900 million in 2000 to about $6 billion in 2003.

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WorldCom Latin America
A New Strategic Entity


o        Greater Operational Synergies
          -    Avantel in Mexico and Embratel in Brazil

o        11 Million Total LatAm Customers

o        100,000 Data and Internet Customers

o        More than 15,000 employees                             [graphics]

o        27,000 fiber route kilometers
          -    268 network nodes across the region

o        LatAm is a $80USD Billion Market
          -    Growing 25% per Year Through 2002

                                                                 [WorldCom logo]

Here's another area were we expect to see increasing productivity... Latin America. Today we have two major investments in Latin America... Avantel in Mexico, and Embratel in Brazil... and a number of smaller operations.

We have launched a new corporate entity that will target all of WorldCom's activities in Latin America.

Our goal will be to gain greater operational synergies between the various businesses we have in Latin America and better serve the 11 million customers we have in this fast growing telecommunications market.

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Executing Our Plan

o        Tracking Stock Separation
          -    On Target

o        MCI Group Cash-Focused Tracker
          -    Transition On Target

o        WorldCom Growth Strategy
          - Focus on Data, Internet and International Services Continues to Drive the Growth


                                                                 [WorldCom logo]

To sum it up...

We are on target to distribute shares of our tracking stock by early June.

We are making good progress on the MCI side of our business in our transition to focus on cash generation.

And on the growth side of the business, our focus on business customers both domestically and internationally should position the company for a good 2001 and a better 2002.

Thank-you.  Now I'll be happy to take questions for a few minutes.

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                                    WORLDCOM